Rules 424(b)(3) and 424(c)
                                                             File No. 333-12345

                            GOLDEN EAGLE GROUP, INC.
                             PROSPECTUS SUPPLEMENT
                      TO PROSPECTUS DATED JANUARY 29, 1997

     Golden Eagle Group, Inc. (the "Company") has prepared this Prospectus Supplement in order to reflect joint ownership of Common Stock by a certain Selling Stockholder of the Company, the table of Selling Stockholders in the Selling Stockholders Section of the Prospectus is hereby supplemented as follows:


                                                                 SHARES TO BE
                            SHARES OWNED                            OWNED
                            BENEFICIALLY                      BENEFICIALLY AFTER
                              PRIOR TO         SHARES TO             THE
                            THE OFFERING       BE SOLD IN          OFFERING
NAME OF BENEFICIAL       -----------------         THE         -----------------
     OWNER(1)            Number    Percent       OFFERING      Number    Percent
--------------------------------------------------------------------------------
Henri R. Youngblood &   401,250      7.0         400,000         0          0
 Barbara B. Youngblood

                             ---------------------

          THE DATE OF THIS PROSPECTUS SUPPLEMENT IS NOVEMBER 17, 1997.